File Nos. 2-92583 & 811-4084

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

HAWAIIAN TAX-FREE TRUST
(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant's Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Aquila Group	Hawaiian Tax-Free Trust
of Funds

HAWAIIAN TAX-FREE TRUST
120 West 45th Street, Suite 3600
New York, New York 10036

August 8, 2018

Dear Fellow Shareholder:

The Board of Trustees of Hawaiian Tax-Free Trust has appointed Catherine Luke and Randolph Perreira as Trustees of Hawaiian Tax-Free Trust in anticipation of the future retirement of two current Trustees.

Richard Humphreys, Chair of the Board of Trustees, and Russell Okata will be retiring from the Board at the end of 2019.  In order to provide for an effective transition of duties and responsibilities, the two new Trustees and the two retiring Trustees will serve Hawaiian Tax-Free Trust shareholders, along with other members of the Board, until late 2019.  During this interim period, Hawaiian Tax-Free Trust will have seven serving Board members.

Your Trustees recommend that you vote "FOR" each of the nominees in the following Proxy Statement.

Sincerely,

/s/ Diana P. Herrmann

Diana P. Herrmann
President

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Aquila Group	Hawaiian Tax-Free Trust
of Funds

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

Hawaiian Tax-Free Trust

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on September 19, 2018

Aquila Group	Hawaiian Tax-Free Trust
of Funds

Hawaiian Tax-Free Trust
120 West 45th Street, Suite 3600
New York, New York 10036

Notice of Annual Meeting of
Shareholders to Be Held
on September 19, 2018

To Shareholders of the Trust:

The purpose of this Notice is to advise you that the Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust") will be held:

Place:	(a)	at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii;
Time:	(b)	on Wednesday, September 19, 2018 at 10:00 a.m. Hawaiian Standard Time;
Purposes:	(c)	for the following purposes:

(i)	to elect Trustees (Proposal No. 1);
(ii)	to ratify (that is, to approve) the selection of Tait, Weller & Baker LLP as your Trust's independent registered public accounting firm for the fiscal year ending March 31, 2019 (Proposal No. 2); and
(iii)	to act upon any other matters which may properly come before the Annual Meeting at the scheduled time and place or any adjourned or postponed meeting or meetings.

Who Can Vote What Shares:	(d)
To vote at the Annual Meeting, you must have been a shareholder on your Trust's records at the close of business on June 22, 2018 (the "record date").  Also, the number of shares of each of your Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned or postponed meeting or meetings).

By order of the Board of Trustees,

CHARLES E. CHILDS, III
Secretary

August 8, 2018

Please Note:
If you do not expect to attend the Annual Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to your Trust, we request your cooperation in voting no matter how large or small your holding may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 19, 2018: This Notice and the Proxy Statement are available on the internet at https://www.proxy-direct.com/aqu-30024.

Hawaiian Tax-Free Trust
120 West 45th Street, Suite 3600, New York, New York 10036
Proxy Statement

Introduction

The purpose of the Notice preceding this Proxy Statement is to advise you of the date, time, place and purposes of the Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust"). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

Your Trust's Administrator (the "Administrator") is Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY 10036, a wholly-owned subsidiary of your Trust's founder and sponsor, Aquila Management Corporation. Your Trust's principal underwriter (the "Distributor") is Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY 10036.  Your Trust's Investment Adviser (the "Adviser") is Asset Management Group of Bank of Hawaii, 130 Merchant Street, Suite 370, Honolulu, HI 96813.

Copies of your Trust's most recent annual and semi-annual reports were previously mailed to shareholders.  Additional copies are available on your Trust's website at www.aquilafunds.com or without charge upon written request to the Administrator, at the above address, or by calling 800-437-1000 toll-free or 212-697-6666.

The Notice, this Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about August 8, 2018.  This material is also available on your Trust's website at www.aquilafunds.com.  You may call 800-437-1000 toll-free or 212-697-6666 for information if you plan to attend the Annual Meeting and vote in person.

To avoid unnecessary expense, we request that you vote the proxy card no matter how large or small your holding may be.

You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares.  If your shares are registered in your name, then you may vote in one of three ways:

(1) Internet Voting

To vote your shares by the Internet, please visit the website at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(2) Telephone Voting

To vote your shares by telephone, please call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card.  Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

(3) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; your Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with

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no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

General Information

You may end the power of the proxy holders to vote your shares at the meeting by: (i) so notifying your Trust in writing; (ii) signing a new and different proxy card (if your Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or visiting the website at the Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

Only shareholders of record as of the record date are entitled to notice of and to vote at the Annual Meeting.

One-third of the outstanding shares of your Trust entitled to vote, present in person or represented by proxy, counted together as a single class, constitutes a quorum for the transaction of business at the Annual Meeting.

Abstentions and "broker non-votes" will be treated as present for purposes of determining a quorum.  "Broker non-votes" occur when a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.

With respect to Proposal No. 1, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists.  Abstentions and "broker non-votes" are not considered "votes cast" and, therefore, do not constitute a vote "FOR" a proposal.  Thus, abstentions and "broker non-votes" will have no effect on the voting for the election of Trustees in Proposal No. 1, because only votes "FOR" are considered in a plurality voting requirement.  Abstentions and "broker non-votes" have the same effect as negative votes with respect to the ratification of the selection of the Trust's independent registered public accounting firm in Proposal No. 2.

Your Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned or postponed meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Annual Meeting, this means the Annual Meeting held at the scheduled time or any adjourned or postponed meeting or meetings.

The cost of preparing, printing and mailing the Notice, the Proxy Statement and the accompanying proxy card, will be borne by your Trust.  Your Trust pays the costs of the solicitation.  Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Broadridge Financial Solutions and Computershare Fund Services, third party solicitation firms, have been retained to provide proxy solicitation services at a cost of approximately
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$14,630.  Brokerage firms, banks and others may be asked to forward this Notice and Proxy Statement to beneficial owners of your Trust's shares so that these owners may authorize the voting of their shares.  Your Trust will pay these firms their out-of-pocket expenses for doing so.

In the event that at the time any session of the Annual Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Annual Meeting to a later date and the Annual Meeting may be held as adjourned without further notice.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to such proposal and the Annual Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of your Trust present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.  If the Annual Meeting is postponed, your Trust will give notice of the postponed meeting to shareholders.

On the record date, your Trust had three classes of shares outstanding. All shareholders of your Trust are entitled to vote at the Annual Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

On the record date, the net asset value per share of each of your Trust's outstanding classes of shares was as follows: Class A Shares, $11.13; Class C Shares, $11.12; and Class Y Shares, $11.15. The Annual Meeting is expected to act only upon matters that affect your Trust as a whole.  Therefore, all shareholders of all classes of shares of your Trust are entitled to vote at the meeting and will vote together as a single class at the meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 53,232,837; Class C Shares, 3,365,736; and Class Y Shares, 5,290,024.  On the record date, there were no Class F Shares or Class T Shares outstanding.

On the record date, the following holders held 5% or more of a class of your Trust's outstanding shares. On the basis of information received from the institutional holders, your Trust's management believes that all of the shares indicated are held by them for the benefit of clients.
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Record Holder Institutional 5% shareholders	Share Class	Number of Shares	Percent of Class
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A Class C Class Y	5,859,434 514,080 397,882	11.01% 15.27% 7.52%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C	3,743,206 307,321	7.03% 9.13%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C Class Y	3,816,922 352,571 528,482	7.17% 10.48% 9.99%
UBS WM USA OMNI Account of UBSFSI 100 Harbor Blvd 5th Fl Weehawken, NJ	Class A Class Y	2,706,810 956,723	5.08% 18.09%
LPL Financial 4707 Executive Drive San Diego, CA	Class Y	610,581	11.54%
National Financial Services LLC 499 Washington Blvd. Jersey, City NJ	Class Y	321,814	6.08%
Additional 5% Shareholders

Your Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Election of Trustees
(Proposal No. 1)

At the Annual Meeting, seven Trustees are to be elected:  Diana P. Herrmann, Richard L. Humphreys, B.J. Kobayashi, Catherine Luke, Glenn P. O'Flaherty, Russell K. Okata and Randolph P. Perreira.  All of the nominees are presently Trustees. Ms. Herrmann and Messrs. Humphreys, Kobayashi, O'Flaherty and Okata were elected by the shareholders in September 2017. Ms. Luke and Mr. Perreira were appointed as Trustees effective July 1, 2018, and have not been elected by shareholders.  All nominees have consented to serve if elected.

Each Trustee elected will serve until his or her successor is elected or until his or her earlier retirement or removal. Messrs. Humphreys and Okata will retire from the Board effective December 31, 2019, in accordance with the Trust retirement policies.  The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of your Trust. All shares of your Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise.
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Nominees(1)

Name and(2) Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years(4)	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(6)
Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994
Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(7) and parent of Aquila Investment Management LLC, Administrator, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Administrator; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

11
Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

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Name and(2) Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years(4)	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Richard L. Humphreys Honolulu, HI (1943)	Chair of the Board since 2013 and Trustee since 2009	President, Hawaii Receivables Management, LLC (a factoring company) since 2001; President, Lynk Payment Systems Hawaii, LLC (credit card processing) since 2002; formerly Chairman, Bank of America, Hawaii; President, Hawaiian Trust Co.; President, First Federal S&L; and, E.V.P., Bank of Hawaii.	1
Board of Directors, Kahua Ranch Ltd.; formerly Trustee, Pacific Capital Funds®; formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012; formerly Board of Directors, Bishop Museum; formerly Board of Directors, Friends of the Cancer Research Center; formerly Board of Directors, The Castle Group, Inc.

B.J. Kobayashi (8) Honolulu, HI (1970)	Trustee since 2009	Managing Partner, BlackSand Capital, LLC (private equity real estate investment company) since 2010; Partner, Kobayashi Group, LLC (a group of companies primarily engaged in real estate enterprises) since 2001; Managing Director, KG Holdings, LLC (real estate investment) since 2009.	1	Hawaiian Electric Company, Inc.; formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012
Catherine Luke (9) Honolulu, HI (1972)	Trustee since 2018	President and Director, Loyalty Enterprises, Ltd. (property management) since 2013; Vice President, Loyalty Development, Ltd. (real estate investment) since 2012; President and Director, KJL, Inc. (real estate investment) since 2011; Director, Jacobsen Labor Services (landscaping) since 2013; Director, Hawaii Leadership Forum (leadership program) since 2015.	1	Director, Trinity Merger Corporation (special purpose acquisition vehicle) since 2018

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Name and(2) Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years(4)	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Glenn P. O'Flaherty Denver, CO (1958)	Trustee since 2009	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012
Russell K. Okata Honolulu, HI (1944)	Trustee since 1992	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Past Hawaii Democratic Party National Committeeman (2010-2016); member, State of Hawaii Long-term Care Commission; director of various civic and charitable organizations.	5
Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); formerly Trustee and Chair of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 1993-2012

Randolph P. Perreira Honolulu, HI (1959)	Trustee since 2018	Executive Director, Hawaii Government Employees Association since 1986; President, Hawaii State AFL-CIO since 2005; Director, Aloha United Way since 2005; Member, P-20 Council for the State of Hawaii since 2003; Director, American Judicature Society (Hawaii) since 2009; current Board member, Industrial Relations Research Association; current Board member, Hawaii Medical Services Association; currently or formerly active with various civic and charitable organizations.	1	None

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(1)  From time to time Bank of Hawaii may enter into normal investment management, commercial banking and/or lending arrangements with one or more of the Trustees of the Trust and their affiliates.  The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(2)  The mailing address of each Trustee is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(3)  Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies.

 (4)   The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1000 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC's internet site at www.sec.gov.

(5)  Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6)   Ms. Herrmann is an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as an officer of the Trust, as a director, officer and shareholder of the Administrator's corporate parent, as an officer and Manager of the Administrator, and as a Manager of the Distributor.

(7)  The "Aquila Group of Funds" includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the "Aquila Municipal Bond Funds"; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

 (8)  During the two most recently completed calendar years, Mr. Kobayashi held direct or indirect interests in entities that entered into loan and other transactions with Bank of Hawaii (of which the Adviser is a division): (a) Mr. Kobayashi is the manager of, and holds interests in, two limited liability companies that have outstanding loans with Bank of Hawaii  in the total amount of $4,000,000, of which the amount outstanding on December 31, 2017 was $3,442,811, and $3,800,000, of which the amount outstanding on December 31, 2017 was $1,312,000, respectively.  (b) Mr. Kobayashi is the managing member of, and holds an interest in, an entity which has an interest in a limited liability company that (i) has an outstanding loan with Bank of Hawaii, and (ii) has entered into an International Swaps and Derivatives Association, Inc.  ("ISDA") master swap agreement with Bank of Hawaii.  The total loan amount is $13,500,000 and the amount outstanding on December 31, 2017 was $13,047,300.  The notional amount of the swap agreement is $13,500,000. (c) Mr. Kobayashi is the manager of, and holds direct and indirect interests in, an entity which has an interest in a limited liability company that (i) has an outstanding loan with Bank of Hawaii, and (ii) has entered into an ISDA master swap agreement with Bank of Hawaii.  The total loan amount is $38,249,493 and the amount outstanding on December 31, 2017 was $37,327,093.  The notional amount of the swap agreement is $38,249,493. (d) Mr. Kobayashi is the manager of, and holds interests in, two entities which have an indirect interest in a limited liability company that has an outstanding loan with Bank of Hawaii.  Bank of Hawaii's share of the total loan amount is $27,065,273. (e) Mr. Kobayashi is a managing director of, and holds an interest in, an entity which is the general partner of a fund that is the sole member of an entity (of which Mr. Kobayashi is a managing director) that has an outstanding loan with Bank of Hawaii. The total loan amount is $34,300,000, of which the amount outstanding on December 31, 2017 was $30,800,000.  (f) Mr. Kobayashi is a member of, and holds an interest in, a limited liability company that obtained a loan from Bank of Hawaii in the total amount of $10,000,000, of which the amount outstanding on December 31, 2017 was $0.  The loan matured on December 27, 2017 and was closed.  (g)  Mr. Kobayashi is a member of, and holds interests in, two entitles that have interests in a limited liability company that had an outstanding loan with Bank of Hawaii.  The total loan amount was $1,350,000.  The loan was repaid in full and closed in March 2016.  (h) Mr. Kobayashi is the managing director of, and holds an interest in, an entity which is the manager of a limited liability company that has an outstanding loan with Bank of Hawaii.  Bank of Hawaii's share of the total loan amount is $35,000,000, of which the amount outstanding on December 31, 2017 was $0.  The loan facility was terminated on December 6, 2017.

(9) During the two most recently completed calendar years, Ms. Luke held direct interests in entities that entered into loan transactions with Bank of Hawaii (of which the Adviser is a division): (a) Ms. Luke is the manager of and holds an interest in a limited liability corporation that has an outstanding loan with Bank of Hawaii, of which the amount outstanding on December 31, 2017 was $14,683,832.88; and (b) Ms. Luke is a director of a corporation that has an outstanding line of credit with Bank of Hawaii, of which the amount outstanding on December 31, 2017 was $367,483.18.  Ms. Luke is a shareholder of Hawaii National Bancshares, Inc., the parent of Hawaii National Bank ("HNB"), a family owned company.  HNB has a banking relationship with an officer of Bank of Hawaii.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Administrator and the Administrator's parent since 2003; Chief Operating Officer of the Administrator and the Administrator's parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Administrator's parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President since 2010
Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Sherri Foster Lahaina, HI (1950)	Senior Vice President since 1993
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O'Brien New York, NY (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President since 1998
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Administrator and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.
Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Administrator or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)  The mailing address of each officer is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2) The term of office of each officer is one year.

 (3) The Trust's Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1000 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC's internet site at www.sec.gov.

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The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of the Trust at this time in light of the Trust's business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 36 years of experience in the financial services industry, 31 of which have been in mutual fund management, most recently as the Chair, Chief Executive Officer, President and Director of Aquila Management Corporation ("Aquila"), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Richard L. Humphreys:	Experienced in banking and finance as an executive as detailed above and mutual fund governance as an investment company board member for 13 years.
B.J. Kobayashi:	Experienced in local government affairs and local real estate as a real estate executive as detailed above and mutual fund governance as an investment company board member for 9 years.
Catherine Luke:	Experienced in local government affairs and finance as an executive of property management and real estate investment organizations as detailed above.
Glenn P. O'Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 11 years.

Russell K. Okata:
Experienced in local government affairs as an executive and as a board member of various union and other organizations as detailed above and mutual fund governance as an investment company board member for over 25 years.

Randolph P. Perreira:	Experienced in local government affairs as an executive and as a board member of various union and other organizations as detailed above.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the "SEC"), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Securities Holdings of the Nominees
(as of 6/30/18)

	Dollar Range of	Aggregate Dollar Range of
Name of Nominee	Ownership in Hawaiian Tax-Free Trust(1)	Ownership in Funds in the Aquila Group of Funds (1)
Interested Nominee

Diana P. Herrmann	C	E

Non-interested Nominees

Richard L. Humphreys	E	E

B.J. Kobayashi	C	C

Catherine Luke	C(2)	C(2)

Glenn P. O'Flaherty	C	E

Russell K. Okata	E	E

Randolph P. Perreira	C(3)	C(3)
(1)                  A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

(2)        As of July 11, 2018.

(3)        As of July 17, 2018.

None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Adviser, the Administrator or the Distributor.

Your Trust does not currently pay fees to any of your Trust's officers or to Trustees affiliated with the Administrator. For its most recent completed fiscal year ended March 31, 2018, your Trust paid a total of $266,103 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by your Trust to its Trustees.

Your Trust is one of the funds in the Aquila Group of Funds, which, as of the date of this Proxy Statement, consist of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund.   The following table lists the compensation of all nominees for non-Interested Trustee who received compensation from your Trust or from other funds in the Aquila Group of Funds during your Trust's most recent completed fiscal year. None of such nominees has any pension or retirement benefits from your Trust or any of the other funds in the Aquila Group of Funds.

Name	Compensation as Trustee from the Trust for the Fiscal Year ended March 31, 2018	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year ended March 31, 2018	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year ended March 31, 2018
Richard L. Humphreys	$64,000	$64,000	1
B.J. Kobayashi	$49,000	$49,000	1
Catherine Luke*	$0	$0	0
Glenn P. O'Flaherty	$57,118	$178,000	8
Russell K. Okata	$47,667	$84,500	5
Randolph P. Perreira*	$0	$0	0

*  Mr. Perreira and Ms. Luke became Trustees effective July 1, 2018 and, accordingly, did not receive compensation for the fiscal year ended March 31, 2018.
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Class A Shares may be purchased without a sales charge by your Trust's Trustees and officers.

Your Trust's Administrator is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds. As of June 30, 2018 these funds had aggregate assets of approximately $3.3 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Administrator. AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.

During the most recent completed fiscal year ended March 31, 2018 your Trust paid $1,631,404 in fees to the Administrator.

During the most recent completed fiscal year ended March 31, 2018, $1,251,076 was paid under Part I of your Trust's Distribution Plan to qualified recipients with respect to Class A Shares, of which $64,740 was retained by the Distributor. With respect to Class C Shares, during the same period, $338,778 was paid under Part II of the Plan and $112,926 was paid under the Shareholder Services Plan. Of these total payments of $451,704, the Distributor retained $101,375.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including your Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 96.5% by Diana P. Herrmann and members of her family and 3.5% by Aquila Investment Management LLC.

Other Information on Trustees

The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of your Trust, as that term is defined in the 1940 Act. The Committee (i) selects your Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and results of audits and the fees charged; and (iii) considers the auditors' comments with respect to your Trust's financial policies, procedures and internal accounting controls and management's responses thereto. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during your Trust's most recently completed fiscal year.  The Board of Trustees has adopted a written charter for the Audit Committee.

Your Trust has a Nominating Committee, consisting of all of the non-Interested Trustees. The Nominating Committee held one meeting during the most recent completed fiscal year.  The Nominating Committee's charter provides that, in evaluating candidates for Trustee, among other things, the Nominating Committee shall: (a) maintain an appropriate ratio between the non-Interested and Interested Trustees, in accordance with applicable laws and regulations; (b) seek Board composition providing relevant talents from a broad and diverse range of backgrounds, business and/or professional experiences and personal qualities; and (c) seek Board composition that reflects an appropriate balance by giving consideration to, where appropriate, the nominee's state-specific knowledge, involvement and residence,
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as well as the nominee's service and experience as a Trustee of any of the other funds in the Aquila Group of Funds. In evaluating the individual characteristics of a potential nominee, the Nominating Committee charter provides that the Nominating Committee shall (i) consider as Trustees people with the broad and relevant experience, sound judgment and conscientious attitude needed to discharge the duties of Trustees; (ii) consider as candidates people who have personal qualities and traits that facilitate forthright, articulate, objective and thoughtful dialogue among Trustees, management and shareholders; (iii) consider persons whose experience, background and, as appropriate, state profile can be expected to enhance investor confidence in your Trust and the stature of the Board (mutual fund trustee and/or other significant experience on other boards is desirable); (iv) seek as new Trustees those who will be capable of serving for a substantial period; and (v) seek as nominees those who will actively prepare for and participate in person in all Board meetings and related activities.  The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Administrator at 120 West 45th Street, Suite 3600, New York, NY 10036. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on your Trust's website at www.aquilafunds.com.

The committee considered the criteria set forth in the Nominating Committee's charter, as described above, in nominating the nominees for re-election as Trustees of your Trust.

During your Trust's most recent completed fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

Your Trust does not have a policy on Trustee attendance at Shareholder Meetings.  At the 2017 Annual Meeting, all Trustees were present.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Administrator at the above address.

Since the beginning of your Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Adviser, the Administrator or the parent or subsidiaries of either.

Your Trust faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding your Trust's business and operations as an integral part of its responsibility for oversight of your Trust.  The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of your Trust. Under the overall oversight of the Board of Trustees, your Trust and the Adviser, the Administrator, and other service providers to your Trust, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.  Operational or other
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failures, including cybersecurity failures, at any one or more of the Trust's service providers could have a material adverse effect on the Trust and its shareholders.

The Chair of the Board of Trustees is a non-Interested Trustee.  The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of your Trust's activities and conduct.

In addition, a Risk Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of your Trust (who are also officers and/or employees of the Administrator), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to your Trust, such as your Trust's independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

The Board of Trustees recognizes that not all risks that may affect your Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve your Trust's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of your Trust, the Adviser, the Administrator or other service providers. Because most of your Trust's operations are carried out by various service providers, the Board's oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. As a result of the foregoing and other factors, the Board of Trustees' risk management oversight is subject to substantial limitations.

The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Adviser and Administrator, and otherwise enhance the Board of Trustees' oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that your Trust invests primarily in municipal obligations issued by the State of Hawaii, its counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.

Vote Required

To be elected, each nominee must receive the affirmative votes of a plurality of the shares present in person or by proxy at the meeting at which a quorum exists.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR the election of each of the nominees.

Ratification
of Selection of
Independent Registered Public Accounting Firm
(Proposal No. 2)

Tait, Weller & Baker LLP ("TWB"), which currently serves as your Trust's independent registered public accounting firm, has been selected by your Trust's Audit Committee and ratified by the Board of Trustees, including a majority of the non-Interested Trustees, as your Trust's independent registered public accounting firm for the fiscal year
15 / Hawaiian Tax-Free Trust

ending March 31, 2019.  Such selection is submitted to the shareholders for ratification.

The following table represents fees for professional audit services rendered by TWB for the audit of your Trust's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended March 31, 2018 and 2017.

	2018	2017

Audit Fees	$26,000	$24,600
Audit related fees	0	0
Audit and audit related fees	$26,000	$24,600
Tax fees (1)	$3,500	$3,500
All other fees	0	0
Total	$29,500	$28,100

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

No non-audit services were rendered to your Trust or any affiliated entity for the preceding two fiscal years. TWB did not perform any services during the last two fiscal years for your Trust's Adviser or any entity controlling, controlled by or under common control with the Adviser that provides services to your Trust.
All audit and non-audit services performed by TWB on behalf of your Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of your Trust are pre-approved by the Audit Committee.  Services to be considered between meetings of the Audit Committee are pre-approved by a selected member of the Audit Committee in accordance with applicable regulations and subject to additional procedures established by the Audit Committee.  The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent.

TWB has no direct or indirect financial interest in your Trust, the Administrator or the Adviser. It is expected that representatives of TWB will not be present at the Annual Meeting but will be available should any matter arise requiring their presence.

Vote Required

Approval requires the affirmative votes of a majority of the shares present in person or by proxy at the meeting at which a quorum exists.

Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of your Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of your Trust present at the Annual Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of your Trust, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of your Trust's outstanding classes of shares.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Shareholder Proposals

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the
16 / Hawaiian Tax-Free Trust

anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust's 2019 annual meeting must be received by the Trust by April 10, 2019, in order to be included in the Trust's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by June 24, 2019.

Other Business

Your Trust does not know of any other matter which will come up for action at the Annual Meeting. If any other matter or matters properly come up for action at the Annual Meeting, including any adjournment or postponement of the Annual Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

Outreach Meeting

To accommodate shareholders who live a distance from Honolulu, the Trust customarily holds outreach meetings at which shareholders can participate in all activities of the Annual Meeting except the corporate business of consideration of the proposals. The outreach meetings this year will be held on Thursday, September 20, 2018, in Hilo at 12:00 p.m. and on Friday, September 21, 2018, in Kailua-Kona at 11:00 a.m.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
Available 24 hours
Most Cost Effective

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
Available 24 hours

VOTE BY MAIL
Vote, sign and date this
Proxy Card and return in the postage
-paid envelope

Please detach at perforation before mailing.

PROXY                      AQUILA GROUP OF FUNDS                PROXY
HAWAIIAN TAX-FREE TRUST
Proxy for Annual Meeting of Shareholders – September 19, 2018
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Hawaiian Tax-Free Trust (the “Trust”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Wednesday, September 19, 2018, at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii at 10:00 a.m. Hawaiian Standard Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

The Board of Trustees recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

 Please read the proxy statement prior to voting.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

HAS YOUR ADDRESS CHANGED? __________________________________________________ __________________________________________________ __________________________________________________
DO YOU HAVE ANY COMMENTS? __________________________________________________ __________________________________________________ __________________________________________________

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds
Hawaiian Tax-Free Trust Annual Meeting of Shareholders to Be Held on September 19, 2018.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/aqu-30024

PLEASE VOTE TODAY

BY INTERNET (www.proxy-direct.com) or

BY PHONE (1-800-337-3503) or

BY MAIL (Please sign and date before mailing)

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
A.  Proposals
			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1. Election of Trustee Nominees:			⁮	⁮	⁮

01) Diana P. Herrmann	02) Richard L. Humphreys	03) B.J. Kobayashi
04) Catherine Luke	05) Glenn P. O'Flaherty	06) Russell K. Okata
07) Randolph P. Perreira

To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line provided.
			FOR	AGAINST	ABSTAIN

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)			⁮	⁮	⁮

Annual Meeting Attendance – You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

  I plan to attend the Annual Meeting in Honolulu.                            YES NO                                                        I plan to attend the Outreach Meeting in Hilo.                                       YES   NO
                                                                                                                                                                                          I plan to attend the Outreach Meeting in Kailua-Kona.                         YES   NO

B.  B     Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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